EXHIBIT 10.6

Services Agreement between Beijing Yuan Shan Shi Dai Technology Development Ltd. and
Beijing Yuan Shan Da Chuan Business Development Ltd. – ENGLISH

Agreement

THIS AGREEMENT is made and entered into by and between Beijing Yuan Shan Shi Dai Technology Development Ltd., a company registered under the law of the P.R.C with its registered address at Room 2503G5,Building 2, 66 East Zhong Guan Chun Rd. Hai Dian District, Beijing (hereinafter referred to as Party A) and Beijing Yuan Shan Da Chuan Business Development Ltd, a company registered under the law of the P.R.C with its registered address at Room 335, 3F, Chengyuan Business Building, Mid-Section of Jiancaicheng Road, Xisanqi, Haidian District, Beijing (hereinafter referred to as Party B) dated as of Sep. 28, 2008 (the "Effective Date") in Beijing.

WHEREAS, Party A possesses fibers and other relevant facilities in Beijing, China, and desires to entrust someone to look after the foresaid fibers and facilities;

WHEREAS, Party B desires to make use of the foresaid fibers and facilities of Party A;

NOW, after friendly negotiation, the two parties reached an agreement as follows:

Article 1 Structure of the Agreement
This Agreement consists of the main body and the annexes. The annexes are part of this Agreement and have the same effect with the main body.

Article 2 Subject matter
Party A shall entrust Party B to look after its fibers and facilities. During the period of this trusteeship, Party B is entitled to utilize the fibers and facilities for the purpose of conducting its business.

Party A does not need to pay to Party B for the trusteeship of the fibers and facilities. Party B does not need to pay to Party A for utilizing the fibers and facilities.

Article 3 Terms and Renewal
The term of this Agreement is 20 years as from the date of execution of the Agreement by both Parties. Six months prior to the expiration date of this Agreement, the parties may negotiate whether to renew this Agreement. The agreement will automatically renew for 5 year periods if no action is taken within 30 days of the expiration date.

Article 4 Maintenance of the Fiber and facilities
Party A shall be responsible for the maintenance of the fiber and equipment and facilities, and Party B shall pay Party A a fee equal to 10% of Party B's net revenue. In the process of utilizing the fiber and equipment and facilities, Party B shall pay due care to the fiber and equipment and facilities shall not cause any damage to the fibers or facilities.

Article 5 Assignment

No assignment or transfer, in whole or in part, of this Agreement by Party B shall be binding upon Party A without prior written consent from Party A. Party A will not enter into any agreement with any third party regarding the items covered by this agreement without the prior consent of party B.

Article 8 Confidential Information

Party A and Party B acknowledge and warrant that each party shall treat any secret information gained from the other party through performing this Agreement confidential. Without prior consent by the other party, such information shall not be leaked or transferred to any third party.

Article 9 Validity

In the event any term or provision of this Agreement should be held by a court or other tribunal to be invalid, void or unenforceable, then that term or provision shall be inoperative and void insofar as it is in conflict with law, but the remaining terms and provisions of this Agreement shall nevertheless continue in full force and effect and the rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular term or provision held to be invalid, void or unenforceable.

Article 10 Governing Law

This Agreement and the rights and obligations of the Parties shall be governed and interpreted in accordance with the laws of the PRC.

Article 11 Waiver

Failure or delay on the part of Party A or Party B to exercise any right, power or privilege under this Agreement shall not operate as a waiver of any right, power or privilege of this Agreement.

Article 12 Dispute Settlement

In the event that any dispute arises in the performance or interpretation of this agreement by the two parties, the dispute shall be resolved through friendly negotiation. If the dispute could not be settled within 30 days from being put forward by one party, either party may apply to China International Economic and Trade Arbitration Commission (CIETAC) for arbitration according to rule of the CIETAC. The arbitration shall be made in Beijing and the language shall be in Chinese. The arbitration award shall be final and binding on the parties.

Article 13 Miscellaneous

This Agreement is executed in English version with each party holding one copy.

Party A Signature ______ 10-06-08
Allan Rabinoff, Legal representative — Date

Party B Signature ______ 10/05/08
Yantong Wang, General Manager — Date

Attachments:

1. A copy of Beijing fiber property certificate of Party A
2. A copy of Hangzhou fiber property certificate of Party A

ATTACHMENT (1) TO EXHIBIT 10.6

Copy of Beijing Fiber property certificate of
Beijing Yuan Shan Shi Dai Technology Development Ltd.
CHINESE

产权证明书

北京远山时代科技发展有限公司：

杭州城区光缆敷设工程已竣工并验收，现将城区光缆中肆芯光纤产权移交给北京远山时代科技发展有限公司。具体路段为：景芳五区机房-浙江大学；景芳五区机房-凯旋商业中心；景芳五区机房—广电大楼；景芳五区机房-物产国际大厦；具体路由及管孔位置见竣工图。

特此证明。

通震网络有限公司

2008-4-24

ATTACHMENT (1) TO EXHIBIT 10.6

Copy of Beijing Fiber property certificate of
Beijing Yuan Shan Shi Dai Technology Development Ltd.
ENGLISH

Ownership Certificate

Beijing Yuan Shan Shi Dai Technology Development Co., Ltd,

We hereby certify that:

The project of laying out optical fiber cables in the urban area of Hangzhou City has been completed and accepted after check. We now transfer the property ownership of the 4 core optical fiber cables in the above mentioned project to Beijing Yuan Shan Shi Dai Technology Development Co., Ltd, The routes by which the optical fiber cables go through include: From equipment room of Jingfang fifth area to Zhejiang University; From equipment room of Jingfang fifth area to Kaixuan Business Center; From equipment room of Jingfang fifth area to Broadcast & TV Mansion. For the specification of the routes and the position of the pipes and holes, please refer to the as-built drawing of the project.

Tong Zhen Network Co., Ltd,
April 24, 2008

Declaration of Authenticity

As a registered attorney for Genuineways Law Firm, PRC, I declare that the above translation of the Ownership Certificate is a true and accurate representation of the original Chinese ownership certificate presented to me for review.

He Xin Gao (signature) May 5, 2008

He Xin Gao Date

ATTACHMENT (2) TO EXHIBIT 10.6

Copy of Beijing Fiber property certificate of
Beijing Yuan Shan Da Chuan Business Development Ltd.
CHINESE

北京共建恒业通信技术有限责任公司

产权证明

北京共建恒业通信技术有限责任公司将其建设的北京市四环路地下管道光缆 4 芯通信光纤及四个引接点（A、左岸工社 B、海润国际 C、双龙南里 D、鹏安世纪大厦）的 8 芯光纤产权归属北京远山时代科技发展有限公司所有。

光纤类型:G652 光纤。

其中鹏安世纪大厦可按照北京远山时代科技发展有限公司的要求（在该引接点经双方核查有光纤资源的情况下）随时替换至其他指定引接点。

特此证明

北京共建恒业通信技术有限责任公司

2008 年 1 月 9 日

ATTACHMENT (2) TO EXHIBIT 10.6

Copy of Beijing Fiber property certificate of
Beijing Yuan Shan Da Chuan Business Development Ltd.
ENGLISH

Beijing Gong Jian Heng Ye Communication Technology LLC

Ownership Certificate

Beijing Gong Jian Heng Ye Communication Technology LLC transferred its property ownership of 4 core optical fiber cable, built by itself, in an underground pipeline of the Fourth Ring Rd in Beijing and 8 core optical fiber of 4 primary contact nodes (A, Zuo An Gong She, B, Hai Run Guo Ji, C, Shuang Long Nan Li, D, Peng An Shi Ji Da Sha), to Beijing Yuan Shan Shi Dai Technology Development Co.Ltd.

Fiber Type: G652 optical fiber

In accordance with the requirements, Peng An Shi Ji Da Sha (with the verification of availability of optical fiber by two sides) can be switched to another node at anytime.

Hereby Prove

Beijing Gong Jian Heng Ye Communication Technology LLC

Seal: Beijing Gong Jian Heng Ye Communication Technology LLC

Jan. 9, 2008

Declaration of Authenticity

As a registered attorney for Genuineways Law Firm, PRC, I declare that the translation of the Ownership Certificate of Beijing 4th ring 4 core fiber is a true and accurate representation of the original Chinese ownership certificate presented to me for review.

HeXin Gao

He Xin Gao

April 8, 2008

Date